DREYFUS
MASSACHUSETTS TAX
EXEMPT BOND FUND



SEMIANNUAL REPORT
November 30, 2001







The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

           * Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Fund Performance

                             6   Statement of Investments

                            10   Statement of Assets and Liabilities

                            11   Statement of Operations

                            12   Statement of Changes in Net Assets

                            13   Financial Highlights

                            14   Notes to Financial Statements

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       THE FUND

                                                          DREYFUS MASSACHUSETTS
                                                           TAX EXEMPT BOND FUND

LETTER FROM THE CHAIRMAN

Dear Shareholder:

We present this semiannual report for Dreyfus Massachusetts Tax Exempt Bond Fund, covering the six-month period from June 1, 2001 through November 30, 2001. Inside, you' ll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's primary portfolio manager during the majority of the reporting period, Joseph Darcy. On November 1, 2001 James Welch became the fund's primary portfolio manager.

Even before the devastating terrorist attacks of September 11, a slowing economy had prompted the Federal Reserve Board (the "Fed") to reduce short-term interest rates aggressively. After the attacks, the Fed reduced rates even further in an attempt to offset the adverse economic effects of the disruption in business activity and consumer spending. Recent events have prolonged existing economic weakness, but we believe that the U.S. may begin to see signs of economic recovery in the months ahead.

In the meantime, there is little doubt that municipal bond yields will remain relatively low and that the investment environment will continue to be challenging. At times like these, emotions should be set aside in favor of an objective, rational view of prevailing risks and opportunities. It is important during any time of market uncertainty to seek professional management and professional advice, both of which are cornerstones of our investment approach. We encourage you to contact your financial advisor for information about ways to refine your investment strategies.

For additional market perspectives, we have created "Investing In Uncertain Markets," a publication designed to help you weather the storm through the long-term application of four fundamental principles of successful investing. Visit www.dreyfus.com to order or download a copy.

Thank you for your continued confidence and support.

Sincerely,

/s/Stephen E. Canter
Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation
December 14, 2001




DISCUSSION OF FUND PERFORMANCE

Joseph Darcy, Portfolio Manager

HOW DID DREYFUS MASSACHUSETTS TAX EXEMPT BOND FUND PERFORM RELATIVE TO ITS BENCHMARK?

For the six-month period ended November 30, 2001, the fund achieved a total return of 4.32% .(1) The Lehman Brothers Municipal Bond Index, the fund's benchmark, achieved a total return of 3.84% for the reporting period.(2) Additionally, the fund is reported in the Lipper Massachusetts Municipal Debt Funds category. Over the reporting period, the average total return for all funds reported in the category was 3.83% .(3) The fund' s benchmark is a broad-based measure of overall municipal bond performance. There are no broad-based municipal bond market indices reflective of the performance of bonds issued by a single state. For this reason, we have also provided the fund's Lipper category average return for comparative purposes.

We attribute the fund's positive overall performance to a generally favorable environment for municipal bonds, which was characterized by a weakening economy and falling interest rates. The fund's positive performance, compared to its benchmark and peer group, was primarily the result of its defensive posture, including a relatively short average duration -- a measure of sensitivity to interest-rate changes -- which was designed to protect the fund from potential interest-rate volatility.

WHAT IS THE FUND'S INVESTMENT APPROACH?

The fund seeks as high a level of current income exempt from federal and Massachusetts state income tax as is consistent with the preservation of capital. To achieve this objective, we employ two primary strategies. First, we attempt to add value by evaluating interest-rate trends and supply-and-demand factors. Based on that assessment, we select the individual tax-exempt bonds that we believe are most likely to provide the highest returns with the least risk. We look at such criteria as the bond's yield, price, age, creditworthiness of its issuer and any provisions for early redemption.

                                                             The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

Second, we actively manage the portfolio's average duration in anticipation of temporary supply-and-demand changes. If we expect the supply of newly issued bonds to increase temporarily, we may reduce the portfolio's average duration to make cash available for the purchase of higher yielding securities. Conversely, if we expect demand for municipal bonds to surge at a time when we anticipate little issuance, we may increase the portfolio's average duration to maintain current yields for as long as practical. At other times, we try to maintain a neutral average duration of about seven years.

WHAT OTHER FACTORS INFLUENCED THE FUND'S PERFORMANCE?

Declining interest rates in a slowing economy represented an important driver of the fund' s performance during the reporting period. When the reporting period began, the U.S. economy had already weakened considerably. Capital spending by businesses had fallen dramatically, and consumer confidence was compromised by a falling stock market. In this environment, the Federal Reserve Board (the "Fed") attempted to stimulate renewed economic growth by reducing short-term interest rates five times during the reporting period for a total reduction of 2.00 percentage points.

In this environment, yields on tax-exempt bonds fell along with interest rates. When bond yields fall, their prices generally rise, contributing positively to total return. Because bond yields had already fallen to low levels by the time the reporting period began, we attempted to protect the fund from potentially higher rates by maintaining a relatively short average duration. Our strategy might have been successful had it not been for an unforeseeable event: the September 11 terrorist attacks. The attacks delayed any prospect of economic recovery until 2002, and the Fed responded by reducing interest rates soon thereafter. As a result, the fund was not able to participate fully in the benefits offered by falling yields after September 11.

Although the weakening economy generally led to higher prices on fixed-income securities overall, it also contributed to a worsening business environment for Massachusetts' technology, health care and financial services industries, which in turn led to rising unemployment and lower tax revenues for state and local governments. Massachusetts' fiscal health was also adversely affected by the state's Big Dig highway project in Boston, which continues to run over schedule and over budget and has caused credit concerns to intensify.

In this deteriorating credit environment, we shifted to a more defensive posture by increasing the fund's cash reserves and diversifying away from the state's general obligation debt. We intensified our focus on income-oriented bonds that are backed by the revenues of essential service facilities, such as waterworks and waste treatment facilities. We also increased our holdings of bonds issued by local governments that we consider fiscally sound.

WHAT IS THE FUND'S CURRENT STRATEGY?

We remain concerned about today's economic recession. We are also worried about the potential inflationary implications of the nation's current stimulative monetary and fiscal policies. Although inflation remains low, we are monitoring the economy closely for signs of new inflationary pressures.

Accordingly, we have continued to manage the fund conservatively. As part of our defensive strategy, we have redoubled our commitment to credit quality, including maintaining our holdings of insured bonds.(4) Of course, we are prepared to change our strategy and the fund's composition as market conditions evolve.

December 14, 2001

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE, YIELD AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. INCOME MAY BE SUBJECT TO STATE AND LOCAL TAXES FOR NON-MASSACHUSETTS RESIDENTS, AND SOME INCOME MAY BE SUBJECT TO THE FEDERAL ALTERNATIVE MINIMUM TAX (AMT) FOR CERTAIN INVESTORS. CAPITAL GAINS, IF ANY, ARE FULLY TAXABLE.

(2) SOURCE: LIPPER INC. -- REFLECTS REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE LEHMAN BROTHERS MUNICIPAL BOND INDEX IS A WIDELY ACCEPTED, UNMANAGED TOTAL RETURN PERFORMANCE BENCHMARK FOR THE LONG-TERM, INVESTMENT-GRADE, TAX-EXEMPT BOND MARKET. INDEX RETURNS DO NOT REFLECT FEES AND EXPENSES ASSOCIATED WITH OPERATING A MUTUAL FUND.

(3) SOURCE: LIPPER INC. -- CATEGORY AVERAGE RETURNS REFLECT THE FEES AND EXPENSES OF THE FUNDS COMPRISING THE AVERAGE.

(4) INSURANCE ON INDIVIDUAL BONDS EXTENDS TO THE REPAYMENT OF PRINCIPAL AND THE PAYMENT OF INTEREST IN THE EVENT OF DEFAULT. IT DOES NOT EXTEND TO THE MARKET VALUE OF THE PORTFOLIO SECURITIES OR THE VALUE OF THE FUND'S SHARES.

                                                             The Fund

STATEMENT OF INVESTMENTS

November 30, 2001 (Unaudited)


                                                                                               Principal
LONG-TERM MUNICIPAL INVESTMENTS--97.2%                                                        Amount ($)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

MASSACHUSETTS--95.1%

Bellingham, GO:

   5%, 3/1/2017 (Insured; AMBAC)                                                              1,945,000                1,980,924

   5%, 3/1/2018 (Insured; AMBAC)                                                              2,040,000                2,061,726

   5%, 3/1/2019 (Insured; AMBAC)                                                              2,140,000                2,151,749

   5%, 3/1/2020 (Insured; AMBAC)                                                              2,245,000                2,253,464

   5%, 3/1/2021 (Insured; AMBAC)                                                              2,350,000                2,352,820

Boston 5.75%, 2/1/2020                                                                        3,945,000                4,202,372

Boston--Mount Pleasant Housing Development Corp., MFHR

   6.75%, 8/1/2023 (Insured; FHA)                                                             1,525,000                1,567,837

Brookline 5.25%, 4/1/2020                                                                     3,860,000                3,957,272

Hopkinton:

   5%, 9/1/2017                                                                               1,735,000                1,758,648

   5%, 9/1/2018                                                                               1,735,000                1,747,076

   5%, 9/1/2019                                                                               1,735,000                1,739,875

   5%, 9/1/2020                                                                               1,735,000                1,729,639

Massachusetts Bay Transportation Authority,
   General Transportation System

   6.20%, 3/1/2016                                                                            1,725,000                1,992,410

Massachusetts College Building Authority, Project Revenue:

   Zero Coupon, 5/1/2026 (Insured; MBIA)                                                      8,385,000                2,239,550

   Zero Coupon, 5/1/2027 (Insured; MBIA)                                                      1,000,000                  252,910

Massachusetts Development Finance Agency, Revenue:

   (Assumption College) 6%, 3/1/2030                                                          1,905,000                2,035,035

   (Belmont Hill School) 5.375%, 9/1/2023                                                     1,000,000                1,009,460

   (Boston University) 5.45%, 5/15/2059                                                       1,000,000                  968,490

   (College of Pharmacy) 6.75%, 7/1/2030                                                      2,000,000                2,102,020

   (Mount Holyoke College) 5.25%, 7/1/2031                                                    5,000,000                5,039,100

Massachusetts Health and Educational
   Facilities Authority, Revenue:

      (Baystate Medical Center)
         6%, 7/1/2015 (Insured; FGIC)                                                         1,140,000                1,203,224

      (Brandeis University)
         4.75%, 10/1/2028 (Insured; MBIA)                                                     2,500,000                2,320,325

      (Daughters of Charity) 6.10%, 7/1/2014                                                  1,100,000                1,191,201

      (Harvard University)
         6%, 7/1/2035 (Prerefunded 7/1/2010)                                                  2,500,000  (a)           2,859,400

      (Massachusetts General Hospital):

         6%, 7/1/2015 (Insured; AMBAC)                                                        2,000,000                2,110,920

         6.25%, 7/1/2020 (Insured; AMBAC)
            (Prerefunded 7/1/2003)                                                            3,500,000  (a)           3,778,390



                                                                                               Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

MASSACHUSETTS (CONTINUED)

Massachusetts Health and Educational
  Facilities Authority, Revenue (continued):

    (Massachusetts Institute of Technology):

         4.75%, 1/1/2028                                                                      2,500,000                2,372,725

         5.20%, 1/1/2028                                                                      5,000,000                5,193,000

      (Mclean Hospital) 6.50%, 7/1/2010
         (Insured; FGIC) (Prerefunded 7/1/2002)                                               1,000,000  (a)           1,046,290

      (Medical Academic & Scientific)
         6.625%, 1/1/2015                                                                     2,500,000                2,586,775

      (Mount Auburn Hospital)
         6.30%, 8/15/2024 (Insured; MBIA)                                                     5,000,000                5,383,900

      (New England Medical Center Hospitals)
         6.50%, 7/1/2012 (Insured; FGIC)                                                      2,000,000                2,086,220

      (Newton--Wellesley Hospital)
         5.875%, 7/1/2015 (Insured; MBIA)                                                     2,000,000                2,155,600

      (Partners Healthcare System)
         5.25%, 7/1/2029                                                                      1,180,000                1,132,658

      (Sisters Providence Health System)
         6.625%, 11/15/2022                                                                   3,510,000                3,703,155

      (Wellesley College) 5.125%, 7/1/2039                                                    6,750,000                6,677,438

Massachusetts Housing Finance Agency, Revenue:

  Housing Projects:

      6.30%, 10/1/2013 (Insured; AMBAC)                                                       1,000,000                1,040,800

      6.375%, 4/1/2021                                                                        4,300,000                4,504,852

   Rental Housing:

      6.65%, 7/1/2019 (Insured; AMBAC)                                                        2,215,000                2,315,074

      6.50%, 7/1/2025 (Insured; AMBAC)                                                        1,500,000                1,563,900

      6.45%, 1/1/2036 (Insured; AMBAC)                                                        2,135,000                2,219,226

      6%, 7/1/2037 (Insured; AMBAC)                                                           2,650,000                2,693,248

   Single-Family Housing 6.35%, 6/1/2017                                                      2,385,000                2,466,424

Massachusetts Industrial Finance Agency, Revenue:

   Electrical Utility (Nantucket Electric Co.)
      8.50%, 3/1/2016                                                                         2,670,000                2,729,808

   (Holy Cross College) 6.375%, 11/1/2015
      (Prerefunded 11/1/2002)                                                                 2,000,000  (a)           2,119,600

   (Ogden Haverhill Project) 5.60%, 12/1/2019                                                 1,000,000                  948,950

   (Phillips Academy Issue) 5.375%, 9/1/2023                                                  1,500,000                1,536,690

Massachusetts Municipal Wholesale Electric Company,

  Power Supply System Revenue:

      6.40%, 7/1/2002                                                                           400,000                  410,112

      6.125%, 7/1/2019 (Insured; MBIA)                                                        1,000,000                1,036,330

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

                                                                                               Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)              Value ($)
------------------------------------------------------------------------------------------------------------------------------------

MASSACHUSETTS (CONTINUED)

Massachusetts Port Authority, Revenue, Special Facilities

   (US Air Project) 5.75%, 9/1/2016 (Insured; MBIA)                                           5,000,000                5,193,400

Massachusetts Turnpike Authority,
   Metropolitan Highway System Revenue

   5%, 1/1/2039 (Insured; AMBAC)                                                              2,350,000                2,248,833

Massachusetts Water Pollution Abatement Trust

  (Pool Loan Program):

      5.625%, 2/1/2017 (Prerefunded 2/1/2007)                                                 4,870,000  (a)           5,351,059

      5.625%, 2/1/2017                                                                          130,000                  136,383

Medford, GO 5%, 3/15/2019 (Insured; AMBAC)                                                    1,155,000                1,162,346

Northampton (School Project Loan Act of 1948)
   5.75%, 5/15/2016 (Insured; MBIA)                                                           1,520,000                1,619,925

Shrewsbury Municipal Purpose Loan 5%, 8/15/2021                                               3,070,000                3,056,431

South Hadley 5%, 6/15/2021 (Insured; AMBAC)                                                   2,350,000                2,352,797

Southbridge 6.375%, 1/1/2012 (Insured; AMBAC)                                                 1,000,000                1,023,379

Triton Regional School District:

   5.25%, 4/1/2019 (Insured; FGIC)                                                            1,420,000                1,462,116

   5.25%, 4/1/2020 (Insured; FGIC)                                                            1,420,000                1,458,382

U.S. RELATED--2.1%

Guam Airport Authority, Revenue 6.70%, 10/1/2023                                              3,000,000                3,105,929
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $136,397,350)                                                             97.2%              142,699,592

CASH AND RECEIVABLES (NET)                                                                         2.8%                4,128,844

NET ASSETS                                                                                       100.0%              146,828,436


Summary of Abbreviations

AMBAC            American Municipal Bond
                    Assurance Corporation

FGIC             Financial Guaranty Insurance Company

FHA              Federal Housing Administration

GO               General Obligation

MBIA             Municipal Bond Investors Assurance
                    Insurance Corporation

MFHR             Multi-Family Housing Revenue

Summary of Combined Ratings (Unaudited)

Fitch                or          Moody's               or        Standard & Poor's                           Value (%)
------------------------------------------------------------------------------------------------------------------------------------

AAA                              Aaa                             AAA                                              62.1

AA                               Aa                              AA                                               25.0

A                                A                               A                                                 6.4

BBB                              Baa                             BBB                                               4.6

Not Rated (b)                    Not Rated (b)                   Not Rated (b)                                     1.9

                                                                                                                 100.0

(A)  BONDS WHICH ARE PREREFUNDED ARE COLLATERALIZED BY U.S. GOVERNMENT
     SECURITIES WHICH ARE HELD IN ESCROW AND ARE USED TO PAY PRINCIPAL AND
     INTEREST ON THE MUNICIPAL ISSUE AND TO RETIRE THE BONDS IN FULL AT THE
     EARLIEST REFUNDING DATE.

(B)  SECURITIES WHICH, WHILE NOT RATED BY FITCH, MOODY'S AND STANDARD & POOR'S,
     HAVE BEEN DETERMINED BY THE MANAGER TO BE OF COMPARABLE QUALITY TO THOSE
     RATED SECURITIES IN WHICH THE FUND MAY INVEST.

(C)  AT NOVEMBER 30, 2001, THE FUND HAD $38,070,941 (25.9% OF NET ASSETS)
     INVESTED IN SECURITIES WHOSE PAYMENTS OF PRINCIPAL AND INTEREST IS
     DEPENDENT UPON REVENUES GENERATED FROM CITY-MUNICIPAL GENERAL OBLIGATIONS.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund


STATEMENT OF ASSETS AND LIABILITIES

November 30, 2001 (Unaudited)

                                                             Cost        Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of
Investments                                           136,397,350   142,699,592

Cash                                                                    816,984

Interest receivable                                                   2,422,029

Receivable for investment securities sold                               995,944

Prepaid expenses                                                          9,600

                                                                    146,944,149
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                            83,860

Accrued expenses                                                         31,853

                                                                        115,713
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      146,828,436
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                     141,677,477

Accumulated undistributed investment income--net                            838

Accumulated net realized gain (loss) on investments                 (1,152,121)

Accumulated net unrealized appreciation
  (depreciation) on investments--Note 4                               6,302,242
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      146,828,436
--------------------------------------------------------------------------------

SHARES OUTSTANDING

(unlimited number of $.01 par value shares of Beneficial Interest authorized)
                                                                      8,890,501

NET ASSET VALUE, offering and redemption price per share--Note 3(d) ($)   16.52

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF OPERATIONS

Six Months Ended November 30, 2001 (Unaudited)

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INTEREST INCOME                                                      4,039,003

EXPENSES:

Management fee--Note 3(a)                                              443,697

Shareholder servicing costs--Note 3(b)                                  70,289

Professional fees                                                       26,976

Trustees' fees and expenses--Note 3(c)                                   9,562

Custodian fees                                                           8,142

Registration fees                                                        7,459

Prospectus and shareholders' reports                                     5,669

Loan commitment fees--Note 2                                               571

Miscellaneous                                                            9,877

TOTAL EXPENSES                                                         582,242

INVESTMENT INCOME--NET                                               3,456,761
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments                                589,135

Net unrealized appreciation (depreciation) on investments            2,126,299

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS               2,715,434

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                 6,172,195

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF CHANGES IN NET ASSETS

                                         Six Months Ended
                                        November 30, 2001           Year Ended
                                              (Unaudited)         May 31, 2001
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                          3,456,761            7,264,751

Net realized gain (loss) on investments           589,135              322,097

Net unrealized appreciation
   (depreciation) on investments                2,126,299            6,702,551

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                    6,172,195           14,289,399
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

INVESTMENT INCOME--NET                         (3,455,923)          (7,264,751)
--------------------------------------------------------------------------------

BENEFICIAL INTEREST TRANSACTIONS ($):

Net proceeds from shares sold                   6,054,784           18,491,303

Dividends reinvested                            2,552,657            5,333,268

Cost of shares redeemed                        (7,885,476)         (25,045,619)

INCREASE (DECREASE) IN NET ASSETS FROM
   BENEFICIAL INTEREST TRANSACTIONS               721,965           (1,221,048)

TOTAL INCREASE (DECREASE) IN NET ASSETS         3,438,237            5,803,600
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                           143,390,199          137,586,599

END OF PERIOD                                 146,828,436          143,390,199

Undistributed investment income--net                  838                 --
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS (SHARES):

Shares sold                                       366,675            1,148,976

Shares issued for dividends reinvested            154,136              331,132

Shares redeemed                                  (475,660)          (1,557,098)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING      45,151              (76,990)

SEE NOTES TO FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.


                                          Six Months Ended
                                       November 30, 2001(a)                                    Year Ended May 31,
                                                                    ----------------------------------------------------------------
                                               (Unaudited)         2001          2000          1999           1998          1997
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value,
   beginning of period                               16.21          15.42        16.73         17.01          16.31         15.86

Investment Operations:

Investment income--net                                 .39            .82          .83           .82            .83           .85

Net realized and unrealized

   gain (loss) on investments                          .31            .79        (1.27)         (.17)           .70           .45

Total from Investment Operations                       .70           1.61         (.44)          .65           1.53          1.30

Distributions:

Dividends from investment
   income--net                                        (.39)          (.82)        (.83)         (.82)          (.83)         (.85)

Dividends from net realized
   gain on investments                                  --             --         (.04)         (.11)            --            --

Total Distributions                                   (.39)          (.82)        (.87)         (.93)          (.83)         (.85)

Net asset value, end of period                       16.52          16.21        15.42         16.73          17.01         16.31
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                      4.32(b)       10.58        (2.56)         3.87           9.52          8.37
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to
   average net assets                                  .79(c)         .81          .85           .82            .81           .79

Ratio of net investment income

   to average net assets                              4.67(c)        5.06         5.22          4.82           4.97          5.27

Portfolio Turnover Rate                              13.58(b)       33.52        19.45         19.47          28.53         38.29
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ x 1,000)                                     146,828        143,390      137,587       160,582        160,218       151,379

(A)  AS REQUIRED EFFECTIVE JUNE 1, 2001, THE FUND HAS ADOPTED THE PROVISIONS OF
     THE AICPA AUDIT AND ACCOUNTING GUIDE FOR INVESTMENT COMPANIES AND BEGAN
     ACCRETING MARKET DISCOUNT ON DEBT SECURITIES. THERE WAS NO EFFECT OF THIS
     CHANGE FOR THE PERIOD ENDED NOVEMBER 30, 2001 AND THE RATIOS WERE NOT
     AFFECTED BY THESE CHANGES. PER SHARE DATA AND RATIOS/SUPPLEMENTAL DATA FOR
     PERIODS PRIOR TO JUNE 1, 2001 HAVE NOT BEEN RESTATED TO REFLECT THIS IN
     PRESENTATION.

(B)  NOT ANNUALIZED.

(C)  ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:

Dreyfus Massachusetts Tax Exempt Bond Fund ("the fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a non-diversified open-end management investment company. The fund's investment objective is to provide investors with as high a level of current income exempt from Federal and Massachusetts income taxes as is consistent with the preservation of capital. The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Financial Corporation. Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of the Manager, is the distributor of the fund's shares, which are sold to the public without a sales charge.

The fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(A) PORTFOLIO VALUATION: Investments in securities are valued each business day by an independent pricing service ("Service") approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions.

(B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of premiums and original issue discounts on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Under the terms of the custody agreement, the fund received net earnings of $4,887 during the period ended November 30, 2001 based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

The fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the fund.

(C) DIVIDENDS TO SHAREHOLDERS: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

(D) FEDERAL INCOME TAXES: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all Federal income and excise taxes.

The fund has an unused capital loss carryover of approximately $1,749,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to May 31, 2001. If not applied, $639,000 of the carryover expires in fiscal 2008 and $1,110,000 expires in fiscal 2009.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

NOTE 2--BANK LINE OF CREDIT:

The fund participates with other Dreyfus-managed funds in a $500 million redemption credit facility (the "Facility" ) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings. During the period ended November 30, 2001, the fund did not borrow under the Facility.

NOTE 3--MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES:

(A) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .60 of 1% of the value of the fund's average daily net assets and is payable monthly.

(B) Under the Shareholder Services Plan, the fund reimburses the Distributor an amount not to exceed an annual rate of .25 of 1% of the value of the fund's average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period ended November 30, 2001, the fund was charged $31,314 pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended November 30, 2001, the fund was charged $27,584 pursuant to the transfer agency agreement.

(C) Each trustee who is not an "affiliated person" as defined in the Act receives from the fund an annual fee of $1,500 and an attendance fee of $250 per meeting. The Chairman of the Board receives an additional 25% of such compensation.


(D) A 1% redemption fee is charged and retained by the fund on shares redeemed within thirty days following the date of issuance, including redemptions made through the use of the fund' s exchange privilege. During the period ended November 30, 2001, redemption fees charged and retained by the fund amounted to $27.

NOTE 4--SECURITIES TRANSACTIONS:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended November 30, 2001, amounted to $19,569,331 and $20,255,454, respectively.

At November 30, 2001, accumulated net unrealized appreciation on investments was $6,302,242, consisting of $6,601,896 gross unrealized appreciation and $299,654 gross unrealized depreciation.

At November 30, 2001, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 5--CHANGE IN ACCOUNTING PRINCIPLE:

As required, effective June 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies amortizing discount or premium on a scientific basis for debt securities on a daily basis. Prior to June 1, 2001, the fund amortized premiums on debt securities on a scientific basis but recognized market discount upon disposition. The cumulative effect of this accounting change had no impact on total net assets of the fund based on securities held by the fund on May 31, 2001.

The effect of this change for the period ended November 30, 2001 was to increase net investment income by $838 and decrease net realized gains (losses) by $838. The statement of changes in net assets and financial highlights for the prior periods have not been restated to reflect this change in presentation.

                                                             THE FUND

                    FOR MORE INFORMATION

                        DREYFUS MASSACHUSETTS TAX EXEMPT BOND FUND
                        200 Park Avenue
                        New York, NY 10166

                      MANAGER

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                      CUSTODIAN

                        The Bank of New York
                        15 Broad Street
                        New York, NY 10286

                      TRANSFER AGENT &
                      Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        P.O. Box 9263
                        Boston, MA 02205-8501

                      DISTRIBUTOR

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166




To obtain information:

BY TELEPHONE
Call 1-800-645-6561

BY MAIL  Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

BY E-MAIL  Send your request
to info@dreyfus.com

ON THE INTERNET  Information
can be viewed online
or downloaded from:

http://www.dreyfus.com

(c) 2002 Dreyfus Service Corporation                                  267SA1101